EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Assignor

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE,
as Assignee

COUNTRYWIDE HOME LOANS, INC.,
as Seller

and

COUNTRYWIDE HOME LOANS SERVICING LP,
as Servicer

and as acknowledged by

WELLS FARGO BANK, N.A.,

as Master Servicer

Dated as of

March 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This Assignment, Assumption and Recognition Agreement (this “Assignment Agreement”) dated as of March 1, 2006, among Countrywide Home Loans, Inc., as seller (the “Seller”), Countrywide Home Loans Servicing LP, a Texas limited partnership (the “Servicer”), U.S. Bank National Association, not in its individual capacity, but solely as trustee on behalf of GSR Mortgage Loan Trust 2006-3F (the “Assignee”), and GS Mortgage Securities Corp., a Delaware corporation (the “Assignor” or “Depositor”) and as acknowledged by Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”):

WHEREAS, Goldman Sachs Mortgage Company (“GSMC”) and the Servicer have entered into that certain Servicing Agreement, dated as of July 1, 2004, as amended (the “Servicing Agreement”), pursuant to which the Servicer agreed to service for the benefit of GSMC certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to each Purchase Confirmation (as defined in the Sale Agreement);

WHEREAS, GSMC and the Seller have entered into that certain Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004, as amended (the “Sale Agreement”), pursuant to which the Seller sold to GSMC certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to each Purchase Confirmation (as defined in the Sale Agreement);

WHEREAS, GSMC has assigned and conveyed (i) certain mortgage loans (the “Mortgage Loans”), which Mortgage Loans are subject to the provisions of the Sale Agreement and the Servicing Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of March 1, 2006 (the “Seller Assignment Agreement”), among GSMC, the Assignor and the Seller and (ii) its rights with respect to the Mortgage Loans, as Owner under the Servicing Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of March 1, 2006 (the “Servicer Assignment Agreement”) among GSMC, the Assignor and the Servicer.  Each of the Servicer Assignment Agreement and Seller Assignment Agreement is referred to herein as a “GSMC Assignment Agreement”;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit A hereto (the “Mortgage Loan Schedule”); and

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of March 1, 2006 (the “Trust Agreement”), among the Depositor, the Master Servicer, the Assignee, Wells Fargo Bank, N.A., as securities administrator (in such capacity, the “Securities Administrator”), JPMorgan Chase Bank, National Association, as a custodian (a “Custodian”) and Deutsche Bank National Trust Company, as a custodian (a “Custodian,” and together with JPMorgan Chase Bank, National Association, the “Custodians”), the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor’s rights and obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans, and the Assignor’s rights under the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

The Assignor hereby grants, transfers and assigns to the Assignee all of the right, title, interest and obligations of Assignor, as Purchaser, in, to and under the Mortgage Loans, the GSMC Assignment Agreement and the Sale Agreement, but only to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and as Owner under the Servicing Agreement, but only to the extent relating to the Mortgage Loans.

The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Sale Agreement.

The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder to the extent permitted by such Servicing Agreement, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their permitted successors and assigns.

The Servicer represents and warrants to the Assignee that (a) the copy of the Servicing Agreement, attached hereto as Exhibit B, provided to the Assignee is a true, complete and accurate copy of the Servicing Agreement, (b) the Servicing Agreement is in full force and effect as of the date hereof, (c) the provisions thereof have not been waived, amended or modified in any respect except as provided herein, nor have any notices of termination been given thereunder, and (d) the Servicer is servicing each Mortgage Loan pursuant to the terms of the Servicing Agreement.

The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and the Master Servicer, acting on behalf of the Assignee as the owner of the Mortgage Loans, shall have the same rights and obligations as were assigned by GSMC, in its capacity as the original “Owner” under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Assignee, on behalf of the trust formed pursuant to the Trust Agreement.  Such rights that the Master Servicer may enforce will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer. Notwithstanding the foregoing, it is understood that the Servicer shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignor and the Assignee against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Master Servicer or Assignee, as applicable, or (ii) the failure of the Master Servicer or the Assignee, as applicable, to perform the obligations of the Assignee with respect to the Assignment Agreement or of the “Owner” with respect to the servicing provisions of the Servicing Agreement.

All reports and other data required to be delivered by the Servicer to the “Owner” under the Servicing Agreement shall be delivered to the Master Servicer or the Assignee, as designated in writing by the Assignee, at the address set forth in Section 9 hereof.  All remittances required to be made to the Assignee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

Wells Fargo Bank, N.A.

ABA# 121000248

FOR CREDIT TO: SAS CLEARING

Account Number: 3970771416
Reference:  GSR 2006-3F Acct # 50909300

Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in a mutually agreed-upon format, (b) default loan data in the format set forth in Exhibit G and Exhibit H hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer and (c) information regarding the realized losses and gains in the format set forth in Exhibit E and Exhibit F hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer, and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

3.

The Assignee warrants and represents to, and covenants with, the Assignor and the Servicer that:

(a)

The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to acquire, own and purchase the Mortgage Loans;

(b)

The Assignee has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee’s organizational documents, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor’s rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)

No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

(d)

The Assignee agrees to be bound, as Owner and Purchaser, as applicable, by all of the terms, covenants and conditions of the Servicing Agreement and the Sale Agreement, as applicable, with respect to the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Servicer and the Assignor all of the Assignor’s obligations as Owner and Purchaser, as applicable under the Servicing Agreement and the Sale Agreement, as applicable, with respect to the Mortgage Loans.

4.

The Servicer warrants and represents to, and covenants with, the Assignee that:

(a)

The Servicer is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Mortgage Loans;

(b)

The Servicer has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Servicer’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer’s organizational documents, or any legal restriction, or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action of the Servicer. This Assignment Agreement has been duly executed and delivered by the Servicer and constitutes the valid and legally binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)

No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer in connection with the execution, delivery or performance by the Servicer of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

(d)

As of the date hereof, the Servicer is not in default under the Servicing Agreement; and

(e)

No event has occurred or has failed to occur, during the period commencing on date on which Assignor acquired the Mortgage Loans and ending on the date hereof, inclusive, which would make the representations and warranties set forth in Section 2.1 of the Servicing Agreement untrue if such representations and warranties were made effective as of the date hereof.

From and after the date hereof, the Servicer shall recognize the Assignee as the owner of the Mortgage Loans, and shall look solely to the Assignee (or the Master Servicer, on behalf of the Assignee pursuant to Section 2 herein) for performance from and after the date hereof of the Assignor’s obligations with respect to the Mortgage Loans.

5.

From and after the date hereof, the Seller shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans.  It is the intention of the Assignor, Seller and Assignee that the Sale Agreement shall be binding upon and inure to the benefit of the Seller and the Assignee and their permitted successors and assigns.

The Seller represents and warrants to the Assignee that (a) the Sale Agreement is in full force and effect as of the date hereof and (c) the provisions thereof have not been waived, amended or modified in any respect other than as provided herein, nor have any notices of termination been given thereunder.

The Seller warrants and represents to, and covenants with, the Assignee that:

(a)

The Seller is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b)

The Seller has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Seller’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Seller’s charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject. The execution, delivery and performance by the Seller of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Seller. This Assignment Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law; and

(c)

No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby.

From and after the date hereof, the Seller shall recognize the Assignee (or the Master Servicer, on behalf of the Assignee pursuant to Section 2 herein) as the owner of the Mortgage Loans, and shall look solely to the Assignee for performance of the Assignor’s obligations under the Sale Agreement that arise from and after the date hereof with respect to the Mortgage Loans.

The Seller hereby represents and warrants, for the benefit of the Assignee, that (i) the representations and warranties set forth in Section 3.02 of the Sale Agreement are true and correct, as to the related Mortgage Loans, as of the Closing Date (as such term is defined in the Sale Agreement) and (ii) the representations and warranties set forth in Section 3.01 of the Sale Agreement are true and correct as if such representations and warranties were made as of March 30, 2006.

6.

The Assignor warrants and represents to, and covenants with, the Assignee as of the date hereof, unless otherwise stated below, as follows:

(a)

Organization.  The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

(b)

Enforceability.  This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)

No Consent.  The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d)

Authorization; No Breach.  The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

Actions; Proceedings.  There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f)

Prior Assignments; Pledges.  As of March 30, 2006, except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

Releases.  As of March 30, 2006, the Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h)

Compliance with Applicable Laws.  As of March 30, 2006, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

(i)

HOEPA.  As of March 30, 2006, no Mortgage Loan is classified as a “high cost” mortgage loan under Section 32 of the Home Ownership and Equity Protection Act of 1994, as amended, and no Mortgage Loan is considered a “high cost” mortgage loan under any applicable federal, state or local laws; no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS®  Glossary which is now Version 5.6c Revised, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

(j)

Bring Down.  Nothing has occurred or failed to occur from and after the closing date set forth in the Sale Agreement to March 30, 2006 that would cause any of the representations and warranties relating to the Mortgage Loans set forth in Section 3.02 of the Sale Agreement to be incorrect in any material respects as of the date hereof as if made on the date hereof.

It is understood and agreed that the representations and warranties set forth in this Section 6 shall survive delivery of the respective Collateral File to the applicable Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Assignor set forth in Section 8 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 6.  It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in Section 6(j) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 6(j), by the Seller in the Sale Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

7.

Amendment of the Servicing Agreement.

In connection with the transfer of the Mortgage Loans hereunder, the Servicer agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the Servicing Agreement, provided that, solely with respect to the Mortgage Loans transferred hereunder, the following modifications shall be made:

(i)

Section 4.1(b) of the Servicing Agreement shall be deleted and replaced in its entirety with the following:

“(b)

With respect to any remittance to the Owner made by the Servicer after the day on which such remittance was due, the Servicer shall pay to the Owner interest on such late remittance at an annual rate equal to Prime, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late remittance is made and shall cover the period commencing with the date on which such remittance was due and ending with the Business Day on which such late remittance is made, both inclusive.  Such interest shall be remitted along with such late remittance.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.”

(ii)

Section 5.6(b) of the Servicing Agreement shall be amended by adding the following text after the phrase “under this Section 5.6”:

“or the negligence, bad faith or willful misconduct of the Beneficiary in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Beneficiary, then the Servicer agrees that it shall contribute to the amount paid or payable by the Beneficiary as a result of the losses, claims, damages or liabilities of the Beneficiary in such proportion as is appropriate to reflect the relative fault of the Beneficiary on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Section 5.6 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith”

(iii)

Section 7.1 of the Servicing Agreement shall be amended by adding the following:

“(ix)

failure by the Servicer to duly perform, within the required time period, its obligations under Article 5 (other than Section 5.4, 5.5, 5.6), which failure continues unremedied for a period of ten days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Servicing Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.”

(iv)

The first sentence of Section 8.2(a) of the Servicing Agreement shall be deleted and replaced in its entirety with the following:

“Upon written notice, the Owner may, at its sole option, upon the occurrence of an Event of Default and in accordance with Section 7.1, terminate any rights the Servicer may have hereunder.”

(v)

The following definition shall be added to Section 1 of the Amendment Reg AB, dated as of January 1, 2006 by and between Goldman Sachs Mortgage Corporation and Countrywide Home Loans, Inc. (the “Amendment Reg AB”):

Master Servicer:  With respect to any Securitization Transaction, the “master servicer,” if any, identified in the related transaction documents.

(vi)

Section 2(e)(i)(A) of the Amendment Reg AB shall be amended and replaced as follows:

deliver to the Purchaser and any Depositor a report regarding the Company’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, and shall address each of the applicable Servicing Criteria specified on Exhibit A hereto (wherein “Investor” shall mean the master servicer);

(vii)

Section 2(e)(ii) of the Amendment Reg AB shall be amended and replaced as follows:

Each assessment of compliance provided by a Subservicer pursuant to Section 2(e)(i)(A) shall address each of the applicable Servicing Criteria specified on Exhibit A hereto (wherein “Investor” shall mean the Master Servicer) delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment.  An assessment of compliance provided by a Participating Entity pursuant to Section 2(e)(i)(C) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 2(f)

(viii)

Exhibit B of the Amendment Reg AB, dated as of January 1, 2006, by and between Goldman Sachs Mortgage Corporation and Countrywide Home Loans, Inc., shall be replaced with Exhibit I hereto.

For the avoidance of doubt, the Servicing Agreement is not hereby amended with respect to any other mortgage loans serviced thereunder and shall remain in full force and effect in accordance with its terms with respect to such other mortgage loans.

For purposes of this Section 7, capitalized terms used herein shall have the meaning assigned to such terms in the Servicing Agreement.

8.

Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 90 days of the earlier of either discovery by the Assignor of such breach or the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Purchase Price (as defined in the Trust Agreement).  Notwithstanding the foregoing, however, if such breach is a Qualification Defect (as defined in the Sale Agreement), then such cure or repurchase must take place within 90 days of discovery of such Qualification Defect.

In the event of a repurchase of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Collateral File and shall assign to the Assignor all of the Assignee’s rights and obligations under the Servicing Agreement, but only insofar as the Servicing Agreement relates to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

9.

Notice Addresses.  Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested.

(a)

The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

U.S. Bank National Association

One Federal Street, Third Floor

Boston, Massachusetts 02110

Attention: Structured Finance Department – GSR 2006-3F

(b)

The Assignor’s address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:  Christina House

(c)

The Servicer’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

Countrywide Home Loans Servicing LP
400 Countrywide Way
Simi Valley, California 93065
Attention:  Lupe Montero

(d)

The Seller’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

Countrywide Home Loans, Inc.
4500 Park Granada
Calabasas, California 91302
Attention:  Darren Bigby

With a copy to:

Countrywide Home Loans, Inc.
4500 Park Granada
Calabasas, California 91302
Attention:  General Counsel

(e)

The Master Servicer’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland  21046

Attention: Corporate Trust Group (GSR 2006-3F)

(or in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland  21045)

10.

This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

11.

This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Servicer, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Servicer, the Assignor or the Assignee, respectively, hereunder.

12.

Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

13.

No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

14.

This Assignment Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement by the Assignor.

15.

Notwithstanding the assignment of the Servicing Agreement of either the Assignor or Assignee, this Assignment Agreement shall not be deemed assigned by the Servicer or the Assignor unless assigned by separate written instrument.

16.

Notwithstanding anything to the contrary contained in this Assignment Agreement or the Servicing Agreement, the Servicer hereby agrees that the Depositor or its designee may file a copy of the Servicing Agreement and this Assignment Agreement (which shall not include a copy of the Sale Agreement) with the Commission in accordance with Item 1108(c) of Regulation AB and the Servicer hereby irrevocably waives compliance by the Purchaser with any provisions of the Servicing Agreement to the contrary.

17.

For the purpose of facilitating the execution of this Assignment Agreement as herein provided and for other purposes, this Assignment Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be in original, and such counterparts shall constitute and be one and the same instrument.

18.

It is expressly understood and agreed by the parties hereto that insofar as this Assignment Agreement is executed by the Trustee: (i) nothing herein shall be construed as creating any liability on the part of U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (ii) under no circumstances shall U.S. Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses undertaken under this Assignment Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee, as
Assignee

By:    /s/  James H. Byrnes
Name:  James H. Byrnes
Title:  Vice President

GS MORTGAGE SECURITIES CORP., as Assignor

By:       /s/  Greg A. Finck
Name:  Greg A. Finck
Title:  Managing Director

COUNTRYWIDE HOME LOANS SERVICING LP, in its capacity as Servicer

By:  Countrywide GP, Inc., its General Partner

By:     /s/  Monica Brudenell
Name:  Monica Brudenell
Title:  First Vice President

COUNTRYWIDE HOME LOANS, INC., in its capacity as Seller

By:     /s/  Monica Brudenell
Name:  Monica Brudenell
Title:  First Vice President

Acknowledged by:

WELLS FARGO BANK, N.A.,

as Master Servicer

By:     /s/  Sandra Whalen
Name:   Sandra Whalen
Title:   Vice President

Exhibit A

Mortgage Loan Schedule

Exhibit B

Servicing Agreement

Exhibit C

Sale Agreement

Exhibit D

Reserved

Exhibit E

REALIZED LOSS CALCULATION INFORMATION

WELLS FARGO BANK, N.A. Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan’s removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the “Statement Date”) in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.

The actual Unpaid Principal Balance of the Mortgage Loan.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.

Complete as necessary.  All line entries must be supported by copies of appropriate statements,

vouchers, receipts, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

8.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.

The total of lines 1 through 9.

Credits

11-17.

Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.

The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.

The total derived from subtracting line 18 from 10.  If the amount represents a realized gain, show the amount in parenthesis (  ).

WELLS FARGO BANK, N.A.
CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust:  ___________________________

Prepared by: __________________ Date: _______________

Phone: ______________________

Servicer Loan No.

Servicer Name

Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower’s Name:________________________________________________________
Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan	$ (1)
Interest accrued at Net Rate	(2)
Attorney’s Fees	(3)
Taxes	(4)
Property Maintenance	(5)
MI/Hazard Insurance Premiums	(6)
Hazard Loss Expenses	(7)
Accrued Servicing Fees	(8)
Other (itemize)	(9)
$

Total Expenses	$ (10)
Credits:
Escrow Balance	$ (11)
HIP Refund	(12)
Rental Receipts	(13)
Hazard Loss Proceeds	(14)
Primary Mortgage Insurance Proceeds	(15)
Proceeds from Sale of Acquired Property	(16)
Other (itemize)	(17)

Total Credits	$ (18)

Total Realized Loss (or Amount of Gain)  $

Exhibit G

Standard File Layout – Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)

Exhibit H

Standard File Layout – Delinquency Reporting

REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type.  The Excel spreadsheet should be used as a template consistently every month when submitting data.

Table: Delinquency

Name	Type	Size
Servicer Loan #	Number	8
	(Double)
Investor Loan #	Number	8
	(Double)
Borrower Name	Text	20
Address	Text	30
State	Text	2
Due Date	Date/Time	8
Action Code	Text	2
FC Received	Date/Time	8
File Referred to Atty	Date/Time	8
NOD	Date/Time	8
Complaint Filed	Date/Time	8
Sale Published	Date/Time	8
Target Sale Date	Date/Time	8
Actual Sale Date	Date/Time	8
Loss Mit Approval Date	Date/Time	8
Loss Mit Type	Text	5
Loss Mit Estimated Completion	Date/Time	8
Date
Loss Mit Actual Completion Date	Date/Time	8
Loss Mit Broken Plan Date	Date/Time	8
BK Chapter	Text	6
BK Filed Date	Date/Time	8
Post Petition Due	Date/Time	8
Motion for Relief	Date/Time	8
Lift of Stay	Date/Time	8
RFD	Text	10
Occupant Code	Text	10
Eviction Start Date	Date/Time	8
Eviction Completed Date	Date/Time	8
List Price	Currency	8
List Date	Date/Time	8
Accepted Offer Price	Currency	8
Accepted Offer Date	Date/Time	8
Estimated REO Closing Date	Date/Time	8
Actual REO Sale Date	Date/Time	8

•

Items in bold are MANDATORY FIELDS. We must receive information in those fields every month in order for your file to be accepted.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

12-Relief Provisions
 15-Bankruptcy/Litigation
20-Referred for Deed-in-Lieu
30-Referred fore Foreclosure
60-Payoff
65-Repurchase
70-REO-Held for Sale
71-Third Party Sale/Condemnation
72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency.  The Action Date is the date the relief is expected to end.  For military indulgence, it will be three months after the Borrower’s discharge from military service.

Action Code 15 - To report the Borrower’s filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan.  The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

Action Code 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

Action Code 30 - To report that the decision has been made to foreclose the Mortgage Loan.  The Action Date is the date the Servicer referred the case to the foreclosure attorney.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity.  The Action Date is the date the pay-off funds were remitted to the Master Servicer.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan.  The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it.  The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred.  The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed.  The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement.  The following are acceptable:

ASUM-Approved Assumption
BAP-Borrower Assistance Program
CO-Charge Off
DIL-Deed-in-Lieu
FFA-Formal Forbearance Agreement
MOD-Loan Modification
PRE-Pre-Sale
SS-Short Sale
MISC-Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property.  The acceptable codes are:

Mortgagor
Tenant
 Unknown
Vacant

EXHIBIT I

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by Countrywide Home Loans Servicing, LP, [Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Countrywide Home Loans Servicing, LP

Date:

________________________________

By:

________________________________
Name:
Title: